Exhibit 21

Schering-Plough Corporation and Subsidiaries
Subsidiaries of the Registrant
As of December 31, 2004

State or Country
of Incorporation
Subsidiaries of Registrant	or Organization
AESCA Pharma GmbH	Austria
American Image Productions, Inc.	Tennessee
American Scientific Laboratories, Inc.	Delaware
Aquaculture Holdings Limited (UK)	United Kingdom
Aquaculture Vaccines (Ireland) Limited	Ireland
Aquaculture Vaccines Limited (UK)	United Kingdom
Ark Products Limited	United Kingdom
AVL Holdings Limited (UK)	United Kingdom
Avondale Chemical Co., Ltd.	Ireland
Bain de Soleil Company, The	Delaware
Beneficiadora e Industrializadora S.A. de C.V.	Mexico
Brazil Holdings Ltd.	Bermuda
Canji, Inc.	Delaware
Chemibiotic (Ireland) Limited	Ireland
Colombia Veterinary Holdings, Inc.	Panama
Coopers Animal Health Limited	United Kingdom
Coopers Brasil Ltda.	Brazil
Coopers Uruguay S.A.	Uruguay
Coppertone Corporation, The	Florida
Dashtag	United Kingdom
Desarrollos Farmaceuticos Y Cosmeticos S.A.	Spain
DNAX Research Institute of Molecular & Cellular Biology, Inc.	California
Douglas Industries, Inc.	Delaware
Dr. Scholl’s Foot Comfort Shops, Inc.	Delaware
Dunconor Limited	Ireland
Essex (Taiwan) Ltd.	Taiwan
Essex Chemie A.G.	Switzerland
Essex Chemie International Foundation	Switzerland
Essex Farmaceutica Portuguesa, Lda	Portugal
Essex Farmaceutica S.A.	Colombia
Essex Italia S.p.A.	Italy
Essex Pharma GmbH	Germany
Essex Pharmaceuticals, Inc.	Philippines
Essexfarm S.A.	Ecuador
Farmaceutica Essex, S.A.	Spain
Garden Insurance Co., Ltd.	Bermuda
Giralda Investments Ltd.	Switzerland
Global Animal Management Inc.	Delaware

Schering-Plough Corporation and Subsidiaries
Subsidiaries of the Registrant
As of December 31, 2004

State or Country
of Incorporation
Subsidiaries of Registrant	or Organization
Integrated Therapeutics Group, Inc.	Delaware
Key Pharma	Russia
Key Pharma S.A.	Ecuador
Key Pharma, A.G.	Switzerland
Key Pharma, S.A.	Spain
Key Pharmaceuticals Export Co., Inc.	U.S. Virgin Islands
Key Pharmaceuticals, Inc.	Florida
Kirby Medical Products Cia Ltda	Chile
Kirby Pharmaceutical S.A.	Spain
Kirby-Warrick Pharmaceuticals Limited	United Kingdom
Laboratorio Essex, C.A.	Venezuela
Laboratorio S.P. White’s, C.A.	Venezuela
Laboratorios Essex S.A.	Argentina
Loftus Bryan Chemicals Limited	Ireland
Macol, S.A.	Colombia
MedAdvisor, Inc.	Delaware
Medexa, S.A. de C.V.	Mexico
Med-Nim (Proprietary) Limited	South Africa
MSP Distribution Services (C) LLC	Nevada
MSP Distribution Services (R) LLC	Nevada
MSP Marketing Services (C) LLC	Nevada
MSP Marketing Services (R) LLC	Nevada
MSP Technology (US) Company LLC	Delaware
P.T. Schering-Plough Indonesia	Indonesia
Pharmaceutical Supply Corporation	Delaware
Pharmaco (Canada) Inc.	Canada
Pharmaco, Inc.	Delaware
Plough (Australia) Pty. Limited	Australia
Plough (UK) Limited	United Kingdom
Plough Benelux S.A.	Belgium
Plough Broadcasting Co., Inc.	Delaware
Plough Consumer Products (Asia) Ltd.	Hong Kong
Plough Consumer Products (Philippines) Inc.	Philippines
Plough de Venezuela, C.A.	Venezuela
Plough Export, Inc.	Tennessee
Plough Farma, Lda. (Portugal)	Portugal
Plough France S.A.	France
Plough Hellas Limited	Greece
Plough Laboratories, Inc.	Tennessee
Plough Services AG	Switzerland

Schering-Plough Corporation and Subsidiaries
Subsidiaries of the Registrant
As of December 31, 2004

State or Country
of Incorporation
Subsidiaries of Registrant	or Organization
PPL, Inc.	Tennessee
Pro Medica AB	Sweden
Professional Pharmaceutical Corporation	Delaware
Scheramex S.A. de C.V.	Mexico
Scherico, Ltd.	Switzerland
Schering Canada Inc.	Canada
Schering Corporation	New Jersey
Schering Institutional Sales Corporation	Delaware
Schering Laboratories Advertising Inc.	Delaware
Schering MSP Corporation	Nevada
Schering MSP Pharmaceutical LP	Nevada
Schering MyHealth Solutions, Inc.	Delaware
Schering Plough (Korea)	Korea
Schering Sales Corporation	Delaware
Schering Sales Management, Inc.	Nevada
Schering Transamerica Corporation	New Jersey
Schering-Plough (India) Limited	India
Schering-Plough (Ireland) Company	Ireland
Schering-Plough (Proprietary) Limited	South Africa
Schering-Plough A/S	Norway
Schering-Plough A/S	Denmark
Schering-Plough AB	Sweden
Schering-Plough Animal Health	Ireland
Schering-Plough Animal Health Limited	New Zealand
Schering-Plough Animal Health Limited	Thailand
Schering-Plough Animal Health Operations Sdn Bhd	Malaysia
Schering-Plough Animal Health Sdn Bhd	Malaysia
Schering-Plough Animal Health, Inc.	Philippines
Schering-Plough Animal-Health Corporation	Delaware
Schering-Plough Bermuda Ltd.	Bermuda
Schering-Plough B.V.	Netherlands
Schering-Plough C.A.	Venezuela
Schering-Plough Central East A.G.	Switzerland
Schering-Plough China, Ltd.	Bermuda
Schering-Plough Compania Limitada	Chile
Schering-Plough Coordination Center N.V./S.A.	Belgium
Schering-Plough Corp., U.S.A.	Delaware
Schering-Plough Corporation	New Jersey
Schering-Plough Corporation	Philippines
Schering-Plough del Caribe, Inc.	New Jersey

Schering-Plough Corporation and Subsidiaries
Subsidiaries of the Registrant
As of December 31, 2004

State or Country
of Incorporation
Subsidiaries of Registrant	or Organization
Schering-Plough del Ecuador, S.A.	Ecuador
Schering-Plough del Peru S.A.	Peru
Schering-Plough External Affairs, Inc.	Delaware
Schering-Plough Farma Lda.	Portugal
Schering-Plough Farmaceutica Ltda.	Brazil
Schering-Plough Foundation, Inc.	Delaware
Schering-Plough HealthCare Products Advertising Corp.	Tennessee
Schering-Plough HealthCare Products Sales Corporation	California
Schering-Plough HealthCare Products, Inc.	Delaware
Schering-Plough Holdings (Ireland) Company	Ireland
Schering-Plough Holdings France, SAS	France
Schering-Plough Holdings Ltd.	United Kingdom
Schering-Plough II — Veterinaria, Lda.	Portugal
Schering-Plough INT Limited	United Kingdom
Schering-Plough International Employees Inc.	Delaware
Schering-Plough International, Inc.	Delaware
Schering-Plough Investment Co., Inc.	Delaware
Schering-Plough Investments Company GmbH	Switzerland
Schering-Plough Investments Limited	Delaware
Schering-Plough Kabushiki Kaisha	Japan
Schering-Plough Labo N.V.	Belgium
Schering-Plough Legislative Resources, L.L.C.	Delaware
Schering-Plough Limited	Iran
Schering-Plough Limited	Taiwan
Schering-Plough Limited	Thailand
Schering-Plough Limited	United Kingdom
Schering-Plough Ltd.	Switzerland
Schering-Plough Luxembourg, S.a.r.L	Luxembourg
Schering-Plough N.V./S.A.	Belgium
Schering-Plough Overseas Limited	Delaware
Schering-Plough OY (Finland)	Finland
Schering-Plough Pensions Ireland Limited	Ireland
Schering-Plough Pharmaceutical Industrial and Commercial S.A.	Greece
Schering-Plough Pharmaceuticals, Inc.	Delaware
Schering-Plough Polska Spoka	Poland
Schering-Plough Products Caribe, Inc.	Cayman Islands
Schering-Plough Products LLC	Delaware
Schering-Plough Products, Inc.	Delaware
Schering-Plough Pty. Limited	Australia
Schering-Plough Real Estate Company, Inc.	Delaware

Schering-Plough Corporation and Subsidiaries
Subsidiaries of the Registrant
As of December 31, 2004

State or Country
of Incorporation
Subsidiaries of Registrant	or Organization
Schering-Plough Research Institute	Delaware
Schering-Plough S.A.	France
Schering-Plough S.A.	Paraguay
Schering-Plough S.A.	Panama
Schering-Plough S.A.	Dominican Republic
Schering-Plough S.A.	Argentina
Schering-Plough S.A.	Colombia
Schering-Plough S.A.	Spain
Schering-Plough S.A.	Uruguay
Schering-Plough S.A. de C.V.	Mexico
Schering-Plough S.p.A.	Italy
Schering-Plough Sante Animale	France
Schering-Plough Sdn. Bhd.	Malaysia
Schering-Plough Singapore Pte. Ltd.	Singapore
Schering-Plough Singapore Research Pte. Ltd.	Singapore
Schering-Plough Tibbi Urunler Ticaret, A.S.	Turkey
Schering-Plough Veterinaire	France
Schering-Plough Veterinaria, S.A. de C.V.	Mexico
Schering-Plough Veterinary Corporation	Nevada
Schering-Plough Veterinary Ltd.	Thailand
Schering-Plough Veterinary Nederland BV	Netherlands
Schering-Plough Veterinaria S.A.	Argentina
Sentipharm A.G.	Switzerland
Shanghai Schering-Plough Pharmaceutical Company, Ltd.	China
SOL Limited	Bermuda
S-P Bermuda	Bermuda
SP Biotech, S.A.	Spain
SP Flight Operations, Inc.	Delaware
SP HealthCare Products Corp.	Delaware
S-P Holding GmbH	Austria
SP Neurotech, S.A.	Spain
S-P RIL Limited (United Kingdom)	United Kingdom
S-P Veterinary (UK) Limited	United Kingdom
S-P Veterinary Holdings Limited	United Kingdom
S-P Veterinary Limited	United Kingdom
S-P Veterinary Pensions Limited	United Kingdom
Summit Property Company LLC, The	Delaware
Suntan Sensations, Inc.	California
Takeda Schering-Plough Animal Health Kabushiki Kaisha	Japan
Tasman Vaccine Laboratory (UK) Limited	United Kingdom

Schering-Plough Corporation and Subsidiaries
Subsidiaries of the Registrant
As of December 31, 2004

State or Country
of Incorporation
Subsidiaries of Registrant	or Organization
Technobiotic Ltd.	Australia
Trading Pharma AG	Switzerland
Undra S.A. de C.V.	Mexico
UNICET, SAS	France
Warrick Pharmaceuticals Corporation	Delaware
Warrick Pharmaceuticals Limited (United Kingdom)	United Kingdom
Welnex Pharmaceuticals Limited	India
Werthenstein Chemie A.G.	Switzerland
White Laboratories of Canada Ltd.	Canada
White Laboratories, Inc.	New Jersey
White Pharma, S.A.	Argentina